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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) February 13, 2007

                             SUREWEST COMMUNICATIONS
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             (Exact Name of Registrant as Specified in Its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

              0-556                                  68-0365195
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     (Commission File Number)             (IRS Employer Identification No.)

 200 Vernon Street, Roseville, California              95678
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 (Address of Principal Executive Offices)            (Zip Code)

                                 (916) 772-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         As previously reported on Form 8-K, effective January 26, 2007, Moss Adams LLP declined to stand for re-election as the independent registered public accounting firm for the audit of the Surewest Communications Pension Plan and the SureWest KSOP (the "Plans"). On February 13, 2007, the Administrative Committee of the Plans engaged Perry-Smith LLP to audit the Plans' financial statements for the year ended December 31, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SUREWEST COMMUNICATIONS


Date:   February 13, 2007                        By: /s/ Philip A. Grybas
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                                                     Senior Vice President and
                                                     Chief Financial Officer